SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K

                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 22, 1998


            USP  REAL  ESTATE  INVESTMENT  TRUST
   (Exact name of registrant as specified in its charter)



             Iowa                         0-7589                42-6149662
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        incorporation)                                     Identification No.)


  4333 Edgewood Road N.E., Cedar Rapids, Iowa             52499
   (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code:  (319) 398-8975


                             N/A
    (Former name or former address, if changed since last report)












Item 2.   Acquisition or Disposition of Assets.

                                          Consideration  Conveyed     Use of
Date      Transaction   Description       Received       To           Property

12/22/98  Sale of 100%  Geneva Square,    $4,500,000     Kensington   Shopping
          interest      Lake Geneva, WI                  Development  Center
                                                         Corporation


On December 22, 1998, USP Real Estate Investment Trust ("the Trust") sold Geneva Square in Lake Geneva, Wisconsin for $4,500,000, receiving cash of $1,618,678 after closing costs of $20,165, mortgage repayment of $2,803,790 and other closing adjustments. The gain on the transaction of approximately $528,282 will be recognized in the fourth quarter and was determined as follows:

     Sale Price                     $ 4,500,000
     Net Book Value    $ 3,951,553
     Closing Costs          20,165
     Adjusted basis                   3,971,718
     Gain                           $   528,282

The consideration in this transaction was determined on the basis of arms-length negotiations, as well as property appraisals, geographic, economic and investment analyses, and review of historical operating data and cash flow projections. There was no known material relationship between the buyer and the Trust, its officers, trustees,affiliates, or any associates of the Trust's officers or trustees.



Item 7.   Financial Statements and Exhibits.

     (b)  Pro forma financial information.

     The following pro forma condensed consolidated balance sheet as of September 30, 1998, and the pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, give effect to the sale of the Trust's real estate property, Geneva Square. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at September 30, 1998, while the adjustments to the pro forma condensed consolidated income statements assume the transaction was consummated at the beginning of each period presented. The sale occurred on December 22, 1998. These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or the results that may be achieved in the future.







                                   USP REAL ESTATE INVESTMENT TRUST
                           Pro Forma Consolidated Balance Sheet (unaudited)
                                          September 30, 1998

                                                           Historical                       Pro Forma
                                                            Financial       Pro Forma       Financial
                                                           Statements      Adjustments     Statements

ASSETS
  Real estate                                          $     40,722,496      (6,213,974)    34,508,522
  Less accumulated depreciation                             (12,747,098)      2,218,484    (10,528,614)
                                                             27,975,398      (3,995,490)    23,979,908

  Cash and cash equivalents                                   1,809,854       1,618,678      3,428,532
  Rents and other receivables                                   354,272         (14,112)       340,160
  Prepaid and deferred expenses                                 278,337         (25,069)       253,268
  Taxes held in escrow                                          159,467        (138,849)        20,618

                                                       $     30,577,328      (2,554,842)    28,022,486


LIABILITIES AND SHAREHOLDERS' EQUITY
  Liabilities
    Mortgage loans payable                             $     13,813,825      (2,808,340)    11,005,485
    Accounts payable and accrued expenses                       619,498        (108,315)       511,183
    Due to affiliates                                            48,442          (3,910)        44,532
    Distribution declared                                       310,400           -            310,400
    Tenant deposits                                              80,095          (2,133)        77,962
    Other                                                        32,924          (6,418)        26,506
                                                             14,905,184      (2,929,116)    11,976,068

  Shareholders' Equity
    Shares of beneficial interest,
      $1 par value, 20,000,000
      shares authorized, 3,880,000
      shares issued and outstanding                           3,880,000           -          3,880,000
    Additional paid-in capital                               11,792,144         374,274     12,166,418
                                                             15,672,144         374,274     16,046,418

                                                       $     30,577,328      (2,554,842)    28,022,486


NOTE: The pro forma adjustments represent the amounts attributed to Geneva
Square and thus were subtracted from the Historical Financial Statements to arrive at the Pro Forma Financial Statements.




                                   USP REAL ESTATE INVESTMENT TRUST
                 Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                             For the Nine Months Ended September 30, 1998

                                                             Historical                     Pro Forma
                                                              Financial      Pro Forma      Financial
                                                             Statements     Adjustments     Statements
REVENUE
  Rents                                                   $    4,034,705      (700,718)       3,333,987
  Interest                                                        85,400           -             85,400
                                                               4,120,105      (700,718)       3,419,387

EXPENSES
  Property expenses:
    Real estate taxes                                            458,865      (102,015)         356,850
    Repairs and maintenance                                      317,128       (36,477)         280,651
    Utilities                                                     82,611        (9,930)          72,681
    Management fee                                               187,316       (35,036)         152,280
    Insurance                                                     33,554        (5,805)          27,749
    Other                                                        151,102       (22,768)         128,334
  Property expenses, excluding depreciation                    1,230,576      (212,031)       1,018,545
    Depreciation                                                 624,346      (132,065)         492,281
  Total property expenses                                      1,854,922      (344,096)       1,510,826
  Interest                                                     1,039,252      (175,507)         863,745
  Administrative fee                                             191,727       (29,128)         162,599
  Other administrative                                           300,808           -            300,808
                                                               3,386,709      (548,731)       2,837,978

Net earnings                                              $      733,396      (151,987)         581,409

Basic and diluted net earnings per share                  $          .19          (.04)             .15

Average number of shares outstanding                           3,880,000                      3,880,000



NOTE: The pro forma adjustments represent activity for the first nine months of 1998 for Geneva Square. The adjustments resulted in net earnings of $151,987 and, when subtracted from the Historical Financial
Statements the Pro Forma Financial Statements reflect net earnings of $581,409.



                                   USP REAL ESTATE INVESTMENT TRUST
                 Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                                 For the Year Ended December 31, 1997

                                                             Historical                      Pro Forma
                                                              Financial      Pro Forma       Financial
                                                             Statements     Adjustments      Statements
REVENUE
  Rents                                                   $    4,802,974      (510,666)       4,292,308
  Interest                                                       209,113           -            209,113
                                                               5,012,087      (510,666)       4,501,421

EXPENSES
  Property expenses:
    Real estate taxes                                            610,322      (134,995)         475,327
    Repairs and maintenance                                      549,765      (104,326)         445,439
    Utilities                                                    122,754       (24,933)          97,821
    Management fee                                               221,935       (25,533)         196,402
    Insurance                                                     47,137        (8,027)          39,110
    Other                                                        153,385       (35,474)         117,911
  Property expenses, excluding depreciation                    1,705,298      (333,288)       1,372,010
    Depreciation                                                 806,333      (177,005)         629,328
  Total property expenses                                      2,511,631      (510,293)       2,001,338
  Interest                                                     1,443,337      (235,842)       1,207,495
  Administrative fee                                             205,714       (38,837)         166,877
  Other administrative                                           214,276           -            214,276
                                                               4,374,958      (784,972)       3,589,986

Earnings from operations                                  $      637,129       274,306          911,435

Net gain on sale of property                              $      259,157           -            259,157

Net earnings                                              $      896,286       274,306        1,170,592

Basic and diluted net earnings per share                  $          .23           .07              .30

Average number of shares outstanding                           3,880,000                      3,880,000


NOTE: The pro forma adjustments represent activity for the year 1997 for Geneva
Square. The adjustments resulted in a net loss of $274,306 and, when added to the Historical Financial Statements, the Pro Forma Financial Statements reflect net earnings of $1,170,592.





                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         USP REAL ESTATE INVESTMENT TRUST


                         /s/ Alan F. Fletcher
                         Alan F. Fletcher
                         Vice President and Treasurer
                         (principal financial officer)


                         /s/ Roger L. Schulz
                         Roger L. Schulz
                         Controller
                         (principal accounting officer)


Dated: January 6, 1999